Filed Pursuant to Rule 497
Registration No. 333-206730

Supplement dated August 15, 2017
to
Prospectus dated May 3, 2017

This Supplement dated August 15, 2017 contains information which amends, supplements or modifies certain information contained in the Prospectus of Triton Pacific Investment Corporation, Inc., which we refer to as the Company, our, us or we, dated May 3, 2017, or the Prospectus. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest.

CHANGE IN OFFERING PRICE

On August 15, 2017, we decreased our offering price from $15.08 per share to $13.67 per share. The decrease in the offering price is effective for all closings occurring on or after August 15, 2017.

FILING OF FORM 10-Q

On August 14, 2017, we filed our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 with the U.S. Securities and Exchange Commission, or the SEC. We have attached the Form 10-Q to this Supplement as Annex A.

Annex A

Our Form 10-Q for the year ended June 30, 2017 is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended June 30, 2017

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

Commission File Number 814-00908

Triton Pacific Investment Corporation, Inc.

 (Exact name of registrant as specified in its charter)

Maryland	45-2460782
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6701 Center Drive West, Suite 1450

Los Angeles, CA 90045

(Address of principal executive offices)

(310) 943-4990

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒  No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒  No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

As of August 14, 2017, the Registrant had 1,244,581.30 shares of Class A common stock, $0.001 par value, outstanding.

Part I—Financial Information

Item 1: Financial Statements

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED StatementS of Financial Position

	June 30 2017 (unaudited)	December 31, 2016
ASSETS

Affiliate Investments, at fair value (amortized cost - $1,916,389 and $1,896,901, respectively)	$598,916	$1,875,202
Non-affiliate Investments, at fair value (amortized cost - $10,223,353 and $8,705,606, respectively)	10,223,864	8,728,971
Cash	4,675,017	3,788,901
Principal and interest receivable	32,720	19,305
Prepaid expenses	6,579	46,052
Reimbursement due from Adviser (see Note 4)	288,618	106,583

TOTAL ASSETS	$15,825,714	$14,565,014

LIABILITIES AND NET ASSETS

LIABILITIES
Payable for investments purchased	$738,750	$1,061,625
Accounts payable and accrued liabilities	248,642	225,000
Stockholder distributions payable	4,074	16,574
Due to related parties (see Note 4)	10,551	33,113
TOTAL LIABILITIES	1,002,017	1,336,312

COMMITMENTS AND CONTINGENCIES (see Note 9)

NET ASSETS
Common stock, $0.001 par value, 75,000,000 shares authorized, 1,205,407.57 and 976,407.17 shares issued and outstanding respectively	1,205	976
Capital in excess of par value	16,387,302	13,255,764
Accumulated undistributed net realized gains	—	21,925
Accumulated overdistributed net investment income	(247,848)	(51,629)
Accumulated unrealized appreciation (depreciation) on investments	(1,316,962)	1,666
TOTAL NET ASSETS	14,823,697	13,228,702

TOTAL LIABILITIES AND NET ASSETS	$15,825,714	$14,565,014

Net asset value per share of common stock at period end	$12.30	$13.55

The accompanying notes are an integral part of these statements.

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED Statements of Operations

THREE AND SIX MONTHS ENDED JUNE 30, 2017 AND 2016

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
INVESTMENT INCOME
Interest from affiliate investments	$9,870	$9,296	$19,488	$18,453
Interest from non-control/ non-affiliate investments	168,260	88,086	338,406	159,510
Fee income from non-control/ non-affiliate investments	7,500	—	11,284	249

Total investment income	185,630	97,382	369,178	178,212

OPERATING EXPENSES
Management fees	82,793	53,179	162,695	96,333
Capital gains incentive fees (see Notes 2 and 4)	(18,773)	14,910	(334)	20,344
Administrator expense	71,213	81,170	142,977	163,492
Professional fees	58,982	54,566	115,852	71,566
Insurance expense	19,736	13,810	39,472	27,621
Other operating expenses	4,678	4,208	10,074	5,916

Total operating expenses	218,629	221,843	470,736	385,272

Expense reimbursement and management fee offsets from Adviser	—	(206,933)	(80,847)	(364,928)

Net expenses	218,629	14,910	389,889	20,344

Net investment (loss)/ income	(32,999)	82,472	(20,711)	157,868

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on non-affiliated investments	51,950	(1,167)	64,565	(1,167)
Net increase (decrease) in unrealized appreciation on affiliate investments	(1,324,904)	—	(1,261,840)	53,879
Net (decrease)/ increase in unrealized (depreciation)/ appreciation on non-control/ non-affiliate investments	(85,919)	74,549	(56,789)	47,843

Total net realized and unrealized gain (loss) on investments	(1,358,873)	73,382	(1,254,064)	100,555

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,391,872)	$155,854	$(1,274,775)	$258,423

PER SHARE INFORMATION - Basic and Diluted
Net increase (decrease) in net assets resulting from operations per share	$(1.21)	$0.20	$(1.18)	$0.38

Weighted average common shares outstanding - basic and diluted	1,147,150	763,860	1,082,365	685,847

The accompanying notes are an integral part of these statements.

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED StatementS of CHANGES IN NET ASSETS

SIX MONTHS ended JUNE 30, 2017 AND 2016

(Unaudited)

	Six months ended June 30,
	2017	2016
Operations
Net investment income (loss)	$(20,711)	$157,868
Net realized gain (loss) on investments	64,565	(1,167)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(1,318,629)	101,722
Net increase (decrease) in net assets resulting from operations	(1,274,775)	258,423
Stockholder distributions (see Note 5)
Distributions from net investment income	(214,388)	(185,980)
Distributions from net realized gain on investments	(47,607)	—
Net decrease in net assets resulting from stockholder distributions	(261,995)	(185,980)
Capital share transactions
Issuance of common stock (see Note 3)	3,136,564	3,660,998
Reinvestment of stockholder distributions (see Note 3)	139,098	99,893
Repurchase of shares of common stock	(143,897)	—
Net increase in net assets resulting from capital share transactions	3,131,765	3,760,891

Total increase in net assets	1,594,995	3,833,334
Net assets at beginning of period	13,228,702	7,326,653
Net assets at end of period	$14,823,697	$11,159,987
Accumulated overdistributed net investment income	$(247,848)	$(54,477)
Accumulated undistributed net realized gains	$—	$1,025

The accompanying notes are an integral part of these statements.

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED Statements of CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

(Unaudited)

	Six months ended June 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease)/ increase in net assets resulting from operations	$(1,274,775)	$258,423
Adjustments to reconcile net (decrease)/ increase in net assets resulting from operations to net cash used by operating activities
Purchases of investments	(4,049,500)	(1,743,500)
Proceeds from sales and repayments of investments	2,612,752	149,789
Net realized gain (loss) from investments	(64,564)	1,167
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,318,628	(101,722)
Accretion of discount	(16,435)	(7,315)
Net increase in paid-in-kind interest	(19,488)	(18,456)
Increases and decreases in assets and liabilities
Principal and interest receivable	(13,415)	(13,886)
Prepaid expenses	39,473	27,621
Reimbursement due from Adviser	(182,035)	(26,993)
Payable for investments purchased	(322,875)	336,000
Accounts payable and accrued liabilities	23,642	68,000
Due to related parties	(22,562)	8,136
NET CASH USED BY OPERATING ACTIVITIES	(1,971,154)	(1,062,736)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	3,136,564	3,660,998
Payments on repurchases of shares of common stock	(143,897)	—
Stockholder distributions	(122,897)	(86,087)
Increases in distributions payable	(12,500)	3,198
NET CASH PROVIDED BY FINANCING ACTIVITIES	2,857,270	3,578,109

NET INCREASE IN CASH	886,116	2,515,373

CASH - BEGINNING OF PERIOD	$3,788,901	$1,812,341

CASH - END OF PERIOD	$4,675,017	$4,327,714

Supplemental schedule of non-cash investing activities
Reinvestment of stockholder distributions	$139,098	$99,893

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

AS OF JUNE 30, 2017

(UNAUDITED)

Portfolio Company	Footnotes	Industry	Rate (b)	Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—49.83%
Associated Asphalt Partners LLC		Transportation: Cargo	L+5.25% (6.48%)	1.23%	3/30/2024	500,000	$497,579	$508,125
LSF9 Atlantis Holdings, LLC		Telecommunications	L+6.00% (7.06%)	1.06%	5/1/2023	500,000	495,058	505,730
California Pizza Kitchen, Inc.		Beverage, Food & Tobacco	L+6.00% (7.30%)	1.30%	8/19/2022	347,375	344,385	347,882
CareCentrix, Inc.		Healthcare & Pharmaceuticals	L+5.00% (6.30%)	1.30%	7/8/2021	196,500	192,935	197,237
Coronado Group LLC		Metals & Mining	L+7.00% (8.30%)	1.30%	6/6/2023	500,000	485,123	491,250
CRCI Holdings, Inc.		Business Services	L+5.50% (6.80%)	1.30%	8/31/2023	328,248	325,169	330,710
Deluxe Entertainment Services Group, Inc.		Media: Diversified and Production	L+5.50% (6.62%)	1.12%	2/28/2020	345,462	337,088	345,680
FHC Health Systems, Inc.		Healthcare & Pharmaceuticals	L+4.00% (5.23%)	1.23%	12/23/2021	122,187	121,435	114,398
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (7.05%)	1.30%	4/3/2020	107,813	105,330	101,883
GK Holdings, Inc.		Business Services	L+6.00% (7.30%)	1.30%	1/20/2021	121,875	121,312	117,914
GTCR Valor Companies, Inc.		Business Services	L+6.00% (7.23%)	1.23%	6/16/2023	346,500	334,306	348,992
IG Investments Holdings, LLC		Business Services	L+4.00% (5.30%)	1.30%	10/29/2021	346,412	344,934	349,985
InfoGroup Inc.		Business Services	L+5.00% (6.15%)	1.15%	3/28/2023	498,750	493,951	498,750
Jackson Hewitt, Inc.		Business Services	L+7.00% (8.17%)	1.17%	7/30/2020	192,000	189,379	184,320
Moran Foods, LLC		Beverage, Food & Tobacco	L+6.00% (7.23%)	1.23%	12/5/2023	348,250	338,615	344,332
Paradigm Acquisition Corp.		Healthcare & Pharmaceuticals	L+5.00% (6.21%)	1.21%	6/2/2022	122,500	121,001	122,768
Polycom, Inc.		High Tech Industries	L+5.25% (6.48%)	1.23%	9/27/2023	310,304	297,798	314,669
Pre-Paid Legal Services, Inc		Consumer Services	L+5.25% (6.50%)	1.25%	7/1/2019	320,191	319,473	323,092
Raley’s		Beverage, Food & Tobacco	L+5.25% (6.48%)	1.23%	5/18/2022	290,895	290,895	293,076
SITEL Worldwide Corporation		Business Services	L+5.50% (6.69%)	1.19%	9/20/2021	196,500	195,847	196,827
Strike, LLC		Energy: Oil & Gas	L+8.00% (9.30%)	1.30%	11/30/2022	341,250	331,810	349,781
TIBCO Software, Inc.		High Tech Industries	L+4.50% (5.73%)	1.23%	12/4/2020	122,193	120,628	123,022
Travel Leaders Group, LLC		Hotel, Gaming & Leisure	L+5.25% (6.48%)	1.23%	1/25/2024	349,125	347,486	351,089
TruGreen Limited Partnership		Consumer Services	L+5.50% (6.63%)	1.13%	4/13/2023	346,500	342,141	349,965
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.17%)	1.17%	7/1/2020	208,335	207,061	175,522
Total Senior Secured Loans—First Lien						$7,409,164	$7,300,737	$7,386,999

Senior Secured Loans—Second Lien—19.14%
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.30%)	1.30%	10/7/2021	125,000	121,978	92,969
FullBeauty Brands Holding		High Tech Industries	L+9.00% (10.23%)	1.23%	10/13/2023	250,000	218,583	105,000
GK Holdings, Inc.		Business Services	L+10.25% (11.55%)	1.30%	1/21/2022	125,000	123,377	120,000
Inmar		Business Services	L+8.00% (9.17%)	1.17%	5/1/2025	500,000	492,629	496,500
Neustar, Inc.		High Tech Industries	L+8.00% (9.00%)	1.00%	2/28/2025	750,000	738,750	761,250
NPC International, Inc.		Beverage, Food & Tobacco	L+7.50 (8.72%)	1.22%	3/28/2025	500,000	497,656	507,500
Oxbow Carbon LLC		Metals & Mining	L+7.00 (8.23%)	1.23%	1/19/2020	250,000	238,732	251,563
Rocket Software, Inc.		Business Services	L+9.50% (10.80%)	1.30%	10/14/2024	500,000	490,910	502,083
Total Senior Secured Loans—Second Lien						$3,000,000	$2,922,616	$2,836,865

The accompanying notes are an integral part of these statements.

Portfolio Company	Footnotes	Industry	Rate (b)	Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Subordinated Convertible Debt—0.00%
Javlin Capital LLC Subordinated Convertible Note	(a) (e)	Specialty Finance	6.00%		3/31/2020	666,389	666,389	—
Total Subordinated Convertible Debt						$666,389	$666,389	$—

Equity/Other—4.04%
ACON IWP Investors I, L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	598,916
Javlin Capital LLC Class C-2 Preferred Units	(a) (d) (e)	Specialty Finance				750,000	750,000	—
Total Equity/Other						1,250,000	$1,250,000	$598,916

TOTAL INVESTMENTS—73.01%							$12,139,742	$10,822,780
OTHER ASSETS IN EXCESS OF LIABILITIES—26.99%								$4,000,917
NET ASSETS - 100.0%								$14,823,697

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. Affiliated funds that are managed by an affiliate of Triton Pacific Adviser, LLC also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at June 30, 2017 represented 4.04% of the Company’s net assets. Fair value as of December 31, 2016 along with transactions during the period ended June 30, 2017 in affiliated investments were as follows):

		Six months ended June 30, 2017
Non-controlled, Affiliated Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Fair Value at June 30, 2017	Net Realized Gain (Loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C.	$691,072	$—	$—	$598,916	$—	$—
Javlin Capital, LLC, Convertible Note	646,901	19,488	—	—	—	19,488
Javlin Capital, LLC, C-2 Preferred Units	537,229	—	—	—	—	—
Total	$1,875,202	$19,488	$—	$598,916	$—	$19,488

* Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate spread. As of June 30, 2017, the three-month London Interbank Offered Rate, or LIBOR, was 1.29861%.

(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)

(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a dicussion on the basis of consolidation.

(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of June 30, 2017, 100% of the Company’s total assets represented qualifying assets.

(f)	See Note 5 for a discussion of the tax cost of the portfolio.

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2016

Portfolio Company	Footnotes	Industry	Rate(b)	Base Rate Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—51.11%
California Pizza Kitchen, Inc.		Beverage, Food & Tobacco	L+6.00% (7.00%)	1.0%	8/19/2022	$349,125	$345,842	$348,326
CareCentrix, Inc.		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	7/8/2021	197,500	193,575	196,266
CRCI Holdings, Inc.		Business Services	L+5.50% (6.50%)	1.0%	8/31/2023	349,125	345,794	349,851
Curo Health Services Holdings, Inc.		Healthcare & Pharmaceuticals	L+5.50% (6.50%)	1.0%	2/7/2022	122,813	121,909	123,785
Deluxe Entertainment Services Group, Inc.		Media: Diversified and Production	L+6.00% (7.00%)	1.0%	2/28/2020	350,000	340,080	347,375
FHC Health Systems, Inc.		Healthcare & Pharmaceuticals	L+4.00% (5.00%)	1.0%	12/23/2021	122,812	121,970	119,742
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (6.75%)	1.0%	4/3/2020	110,938	107,998	90,414
GK Holdings, Inc.		Business Services	L+5.50% (6.50%)	1.0%	1/20/2021	122,500	121,847	121,888
Global Healthcare Exchange, LLC		Healthcare & Pharmaceuticals	L+4.25% (5.25%)	1.0%	8/15/2022	148,132	148,140	149,583
GTCR Valor Companies, Inc.		Business Services	L+6.00% (7.00%)	1.0%	6/16/2023	348,250	335,050	345,856
IG Investments Holdings, LLC		Business Services	L+5.00% (6.00%)	1.0%	10/29/2021	348,187	346,539	351,146
Imagine Print Solutions, LLC		Business Services	L+6.00% (7.00%)	1.0%	3/30/2022	248,125	244,986	252,467
Jackson Hewitt, Inc.		Business Services	L+7.00% (8.00%)	1.0%	7/30/2020	196,000	193,020	189,385
Mister Car Wash, Inc.		Automotive Repair, Services, and Parking	L+4.25% (5.25%)	1.0%	8/20/2021	121,875	121,036	122,459
Moran Foods, LLC		Beverage, Food & Tobacco	L+6.00% (7.00%)	1.0%	12/5/2023	350,000	339,619	350,000
Paradigm Acquisition Corp.		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	6/2/2022	123,125	121,537	122,560
Polycom, Inc.		High Tech Industries	L+6.50% (7.50%)	1.0%	9/27/2023	338,479	324,979	341,441
Pre-Paid Legal Services, Inc		Consumer Services	L+5.25% (6.25%)	1.0%	7/1/2019	350,000	349,125	351,750
Raley’s		Beverage, Food & Tobacco	L+6.25% (7.25%)	1.0%	5/18/2022	295,823	295,823	299,151
Ranpak Corp.		Paper and Allied Products	L+3.25% (4.25%)	1.0%	10/1/2021	114,506	114,297	115,294
SITEL Worldwide Corporation		Business Services	L+5.50% (6.50%)	1.0%	9/20/2021	197,500	196,488	197,994
SiteOne Landscape Supply LLC		Business Services	L+4.50% (5.50%)	1.0%	9/20/2021	347,379	344,506	350,094
SolarWinds, Inc.		High Tech Industries	L+4.50% (5.50%)	1.0%	2/3/2023	248,750	236,913	252,237
Strike, LLC		Energy: Oil & Gas	L+3.75% (10.75%)	7.0%	11/30/2022	350,000	339,692	346,500
TIBCO Software, Inc.		High Tech Industries	L+5.50% (6.50%)	1.0%	12/4/2020	122,813	121,067	123,555
TruGreen Limited Partnership		Consumer Services	L+5.50% (6.50%)	1.0%	4/13/2023	348,250	343,532	353,909
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.00%)	1.0%	7/1/2020	221,546	220,054	198,285
Vivid Seats Ltd.		Consumer Services	L+5.75% (6.75%)	1.0%	10/12/2022	250,000	245,197	250,000
Total Senior Secured Loans—First Lien						$6,793,553	$6,680,615	$6,761,313

Senior Secured Loans—Second Lien—14.87%
Cheddar’s Casual Café, Inc.		Retail	L+9.75% (10.75%)	1.0%	1/4/2023	750,000	712,500	712,500
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.00%)	1.0%	10/7/2021	125,000	121,619	75,000
FullBeauty Brands Holding		High Tech Industries	L+9.00% (10.00%)	1.0%	10/13/2023	250,000	218,269	173,750
GK Holdings, Inc.		Business Services	L+9.50% (10.50%)	1.0%	1/21/2022	125,000	123,197	126,250
Oxbow Carbon LLC		Metals & Mining	L+7.00 (8.00%)	1.0%	1/19/2020	250,000	237,142	245,625
Rocket Software, Inc.		Business Services	L+9.50% (10.50%)	1.0%	10/14/2024	500,000	490,281	508,595
SCS Holdings I Inc.		High Tech Industries	L+9.50% (10.50%)	1.0%	10/13/2023	125,000	121,983	125,938
Total Senior Secured Loans—Second Lien						$2,125,000	$2,024,991	$1,967,658

Subordinated Convertible Debt—4.89%
Javlin Capital LLC Subordinated Convertible Note	(a) (e)	Specialty Finance	6.00%		3/31/2020	646,901	646,901	646,901
Total Subordinated Convertible Debt						$646,901	$646,901	$646,901

Equity/Other—9.29%
ACON IWP Investors I, L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	691,072
Javlin Capital LLC Class C-2 Preferred Units	(a) (d) (e)	Specialty Finance				214,286	750,000	537,229
Total Equity/Other						714,286	$1,250,000	$1,228,301

TOTAL INVESTMENTS—80.16%							$10,602,507	$10,604,173
OTHER ASSETS IN EXCESS OF LIABILITIES—19.84%								$2,624,529
NET ASSETS - 100.00%								$13,228,702

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. Affiliated funds that are managed by an affiliate of Triton Pacific Adviser, LLC also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at December 31, 2016 represented 14.23% of the Company’s net assets. Fair value as of December 31, 2016 along with transactions during the period ended December 31, 2015 in affiliated investments were as follows:

		Year Ended December 31, 2016
Non-controlled, Affiliated Investments	Fair Value at December 31, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Fair Value at December 31, 2016	Net Realized Gain (Loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C.	$738,266	$—	$—	$691,072	$—	$—
Javlin Capital, LLC, Convertible Note	609,219	37,682	—	646,901	—	37,682
Javlin Capital, LLC, C-2 Preferred Units	750,000	—	—	537,229	—	—
Total	$2,097,485	$37,682	$—	$1,875,202	$—	$37,682

* Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at December 31, 2016. Certain investments are subject to a LIBOR or Prime interest rate floor. As of December 31, 2016, the three-month London Interbank Offered Rate, or LIBOR, was 0.99789%.

(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)

(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a discussion on the basis of consolidation.

(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of December 31, 2016, 91.87% of the Company’s total assets represented qualifying assets.

(f)	See Note 5 for a discussion of the tax cost of the portfolio.

The accompanying notes are an integral part of these statements.

Triton Pacific Investment Corporation, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (Unaudited)

NOTE 1 – DESCRIPTION OF BUSINESS

Triton Pacific Investment Corporation, Inc. (the “Company”), incorporated in Maryland on April 29, 2011, is publicly registered, non-traded fund focused on private equity, structured as a business development company, that primarily makes structured equity and debt investments in small to mid-sized private U.S. companies. Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. Pursuant to the Articles of Incorporation, the Company is authorized to issue 75,000,000 shares of common stock with a par value of $0.001 per share. Additionally, the Company is authorized to issue 25,000,000 shares of preferred stock with a par value of $0.001 per share. The Company is currently offering for sale a maximum of $300,000,000 of shares of common stock on a “best efforts” basis pursuant to a registration statement on Form N-2 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Offering”). On June 25, 2014, the Company met its minimum offering requirement of $2,500,000 and released all shares held in escrow.

The Company invests either alone or together with other private equity sponsors. The Company is an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the Company Act. As a BDC, the Company is required to comply with certain regulatory requirements. The Company has elected to be treated for U.S. federal income tax purposes, and intends to annually qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue code of 1986, as amended, or the Code. The Company has one wholly-owned subsidiary through which it holds interest in a non-controlled, affiliated portfolio company. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiary. All significant intercompany transactions have been eliminated in consolidation. The Company’s consolidated subsidiary is subject to U.S. federal and state income taxes. No taxes were accrued or paid by the wholly-owned subsidiary for the three and six months ended June 30, 2017 and 2016.

Triton Pacific Adviser, LLC (“Adviser”) serves as the Investment Adviser and TFA Associates, LLC (“TFA”) serves as the Administrator. Each of these entities are affiliated with Triton Pacific Group, Inc., a private equity investment management firm, and its subsidiary Triton Pacific Capital Partners, LLC, a private equity investment fund management company, each focused on debt and equity investments for small to mid-sized private companies.

The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, or the Advisers Act. The Adviser oversees the management of the Company’s activities and is responsible for making the investment decisions for the portfolio.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information, including accounting for investment companies under ASC Topic 946, and the rules and regulations of the Securities and Exchange Commission for interim financial statements. These financial statements reflect all adjustments and accruals of a normal recurring nature that, in the opinion of management, are necessarily indicative of results expected for any future period. These interim, unaudited financial statements and related notes should be read in conjunction with the financial statements and related notes included in the Company’s annual report on Form 10-K for the year ended December 31, 2016.

Management Estimates and Assumptions. The preparation of unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Cash. All cash balances are maintained with high credit quality financial institutions which are members of the Federal Deposit Insurance Corporation. The Company maintains cash balances that may exceed federally insured limits.

Valuation of Portfolio Investments. The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Adviser provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and also may include valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

●	the Company’s quarterly valuation process begins with the Adviser’s management team providing a preliminary valuation of each portfolio company or investment to the Company’s board of directors, which valuation may be obtained from an independent valuation firm or Adviser, if applicable;
●	preliminary valuation conclusions are then documented and discussed with the Company’s board of directors;
●	the Company’s board of directors reviews the preliminary valuation and the Adviser’s management team, together with its independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the board of directors; and
●	the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, waterfall and liquidation priority and market comparables, book value multiples, economic profits and portfolio multiples.

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The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process.

Revenue Recognition. Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Paid-In-Kind Interest. The company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the three months ended June 30, 2017 and 2016, interest income included $9,870 and $9,296 of PIK interest, respectively. For the six months ended June 30, 2017 and 2016, interest income included $19,488 and $18,456 of PIK interest, respectively. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Net Realized Gains or Losses, and Net Change in Unrealized Appreciation or Depreciation. Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Capital Gains Incentive Fees. The Company has entered into an investment advisory agreement with the Adviser dated as of July 27, 2012. Pursuant to the terms of the investment advisory agreement, the Incentive Fee shall be determined and payable in arrears as of the end of each quarter, upon liquidation of the Company or upon termination of this Agreement, as of the termination date, and shall equal 20.0% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees. The fee for the three months ended June 30, 2017 was ($18,773), of which ($29,040) was for Incentive Fees calculated on unrealized gains. The fee for the six months ended June 30, 2017 was ($334), of which ($13,124) was for Incentive Fees calculated on unrealized gains.

For purposes of calculating the foregoing: (1) the calculation of the Incentive Fee shall include any capital gains that result from cash distributions that are treated as a return of capital; (2) any such return of capital shall be treated as a decrease in the Company’s cost basis of an investment; and (3) all fiscal year-end valuations shall be determined by the Company in accordance with generally accepted accounting principles, applicable provisions of the Company Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a BDC) and the Company’s pricing procedures. In determining the Incentive Fee payable to the Adviser, the Company will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for the Company’s calculation of the Incentive Fees will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the Incentive Fees for such period will be equal to 20% of such amount, less the aggregate amount of any Incentive Fees paid in respect of its portfolio in all prior periods.

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Offering Costs. The Company will incur certain expenses in connection with registering to sell shares of its common stock in connection with the Offering. These costs principally relate to professional and filing fees. Upon recognition or repayment to the Adviser of these costs, they will be capitalized as deferred offering expenses and then subsequently expensed over a 12-month period. The Adviser may reimburse the Company for all or part of these amounts pursuant to the Expense Support and Conditional Reimbursement Agreement (“Expense Reimbursement Agreement”) discussed below. As of June 30, 2017, and December 31, 2016, $3,195,498 and $2,765,662, respectively, of offering costs have been reclassified and included as part of the Expense Reimbursement Agreement and accordingly included in Reimbursement due from the Adviser.

Distributions. Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on a monthly basis.

Income Taxes. The Company has elected to be treated for federal income tax purposes, and intends to annually qualify thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Dividends paid up to 8.5 months after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no federal excise tax. The Company will generally endeavor each year to avoid any federal excise taxes.

GAAP requires management to evaluate tax positions taken by the Company and recognize a tax liability if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service or other tax authorities. Management has analyzed the tax positions taken by the Company, and has concluded that as of June 30, 2017 and 2016, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Company is subject to routine audits by the Internal Revenue Service or other tax authorities, generally for three years after the tax returns are filed; however, there are currently no audits for any tax periods in progress.

Recent Accounting Pronouncements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. The new standard will become effective for the Company on January 1, 2018, with early application permitted to the effective date of January 1, 2017. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has it determined the effect of the standard on its ongoing financial reporting. The guidance does not apply to revenue associated with financial instruments, including loans and notes that are accounted for under other U.S. GAAP. As a result, the Company does not expect the new revenue recognition guidance to have a material impact on the elements of its consolidated statements of operations, most closely associated with financial instruments, including realized gains, fees, interest and dividend income. The Company plans to adopt the revenue recognition guidance in the first quarter of 2018. The Company’s implementation efforts include the identification of revenue within the scope of the guidance, as well as the evaluation of revenue contracts and related accounting policies. While the Company has not yet identified any material changes in the timing of revenue recognition, the Company’s review is ongoing, and it continues to evaluate the presentation of certain contract costs.

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In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The ASU further clarifies how the predominance principle should be applied to cash receipts and payments relating to more than one class of cash flows. The ASU is effective for annual reporting periods, and interim periods within those annual periods, beginning after December 15, 2017. The ASU is to be applied retrospectively for each period presented. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated statement of cash flows.

NOTE 3 – SHARE TRANSACTIONS

Below is a summary of transactions with respect to shares of the Company’s common stock during the six months ended June 30, 2017 and 2016:

	Six months ended June 30,
	2017		2016
	Shares	Amount	Shares	Amount
Gross proceeds from Offering	229,231.44	$3,471,312	268,287.21	$3,995,038
Reinvestment of Distributions	10,186.36	139,098	7,179.98	99,893
Commissions and Dealer Manager Fees	—	(334,748)	—	(334,040)
Net Proceeds to Company from Share Transactions	239,417.80	$3,275,662	275,467.19	$3,760,891

Status of Continuous Public Offering

During the six months ended June 30, 2017 and 2016, the Company sold 229,231.44 and 268,287.21 shares of common stock, respectively, for gross proceeds of approximately $3,471,312 and $3,995,038, at an average price per share of $15.14 and $14.89, respectively. The increase in Capital in excess of par during the six months ended June 30, 2017 and 2016 include reinvested stockholder distributions of $139,098 and $99,893, respectively, for which the Company issued 10,186.36 and 7,179.98 shares of common stock, respectively.

The proceeds from the issuance of common stock as presented on the accompanying statements of changes in net assets and statements of cash flows are presented net of selling commissions and dealer manager fees of $334,748 and $334,040 for the six months ended June 30, 2017 and 2016, respectively.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

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●	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);
●	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
●	the Company’s investment plans and working capital requirements;
●	the relative economies of scale with respect to the Company’s size;
●	the Company’s history in repurchasing shares of common stock or portions thereof; and
●	the condition of the securities markets.

The Company currently intends to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it can repurchase with the proceeds it receives from the issuance of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, the Company will limit the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above.

Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that shareholders submit for repurchase. If we do not repurchase the full amount of the shares that shareholders have requested to be repurchased, or we determine not to make repurchases of our shares, shareholders may not be able to dispose of their shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the Company Act.

The following table provides information concerning the Company’s repurchase of shares of common stock during the six months ended June 30, 2017 (no repurchases were made for the six months ended June 30, 2016):

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2017
March 31, 2017	January 20, 2017	8,482.60	27%	$13.87	$117,654
June 30, 2017	May 12, 2017	1,936.81	6%	$13.55	$26,243
		10,419.41	16%	$13.81	$143,897

NOTE 4 – RELATED PARTY TRANSACTIONS AND ARRANGEMENTS

The Adviser and TFA and their affiliates will receive compensation and reimbursement for services relating to our offering and the investment and management of its assets.

In connection with the Offering, the Company has incurred registration, organization, operating and offering costs. Such costs have been advanced by the Adviser. As discussed below, the Company has entered into an Expense Reimbursement Agreement with its Adviser. For the period from inception through June 30, 2017, certain registration, organization, operating and offering costs have been accounted for under the Expense Reimbursement Agreement (see Expense Reimbursement Agreement below) and accordingly included in Reimbursement due from the Adviser on the statements of financial position.

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The table below, on a cumulative basis, discloses the components of the Reimbursement due from Adviser reflected on the Statements of Financial Position:

	June 30,	December 31,
	2017	2016
Operating Expenses	$1,977,505	$1,896,657
Offering Costs	3,195,498	2,765,662
Due to related party offset	(4,542,118)	(4,213,469)
Reimbursements received from Adviser	(342,715)	(342,715)
Other amounts due to affiliates	448	448
Total Reimbursement due from Adviser	$288,618	$106,583

Operating Expenses are the amounts reimbursed by the Adviser for our operating costs and offering costs are the cumulative amount of organizational and offering expenses reimbursed to us by the Adviser and subject to future reimbursement per the terms of our expense reimbursement agreement.

Due to related party offset represents the cash the Adviser paid directly for our operating and offering expenses and reimbursements received from sponsor are the amounts the Adviser paid in cash to us for reimbursement of our operating and offering costs.

The Company compensates the Adviser for investment services per an Investment Adviser Agreement (“Agreement”), approved by the Company’s directors, calculated as the sum of (1) base management fee, calculated quarterly at 0.5% of the Company’s average gross assets payable quarterly in arrears, and (2) an incentive fee upon capital gains determined and payable in arrears as of the end of each quarter or upon liquidation of the Company or upon termination of Agreement at 20% of Company’s realized capital gains, as defined. The Agreement expires July 2018 and may continue automatically for successive annual periods, as approved by the Company. All management fees earned by the Adviser prior to January 1, 2014 were waived by the Adviser.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest alongside our Adviser and its affiliates unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and approval from our independent directors. As of June 30, 2017, the Company has two affiliate investments in ACON IWP Investors I, L.L.C and Javlin Capital, LLC (held by TPJ Holdings, Inc., a wholly-owned subsidiary.)

The Company compensates TFA for administration services per an Administration Agreement for costs and expenses incurred with the administration and operation of the Company. Such agreement expires July 2018 and may continue automatically for successive annual periods, as approved by the Company. These fees have been reimbursed from the Adviser pursuant to the Expense Reimbursement Agreement discussed below.

The following table describes the fees and expenses accrued under the investment advisory and administration agreement and the dealer manager agreement during the three and six months ended June 30, 2017 and 2016:

			Three months ended June 30,		Six months ended June 30,
Related Party	Source Agreement	Description	2017	2016	2017	2016
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Base Management Fees	$82,793	$53,179	$162,695	$96,333
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Capital Gains Incentive Fees(1)	$(18,773)	$14,910	$(334)	$20,344
TFA Associates, LLC	Administration Agreement	Administrative Services Expenses	$71,213	$81,170	$142,977	$163,492
Triton Pacific Securities, LLC	Dealer Manager Agreement	Dealer Manager Fees(2)	$25,465	$38,616	$60,235	$86,457

(1)	During the six months ended June 30, 2017 and 2016, the Company earned capital gains incentive fees of ($334) and $20,344, respectively, based on the performance of its portfolio, of which ($13,124) and $20,344 were based on unrealized gains, respectively. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

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(2)	During the six months ended June 30, 2017 and 2016, the Company paid the Dealer Manager $334,748 and $334,040, respectively, in sales commissions and dealer fees. $60,235 and $86,457 were retained by TPS, respectively, and the remainder re-allowed to third party participating broker dealers.

Director’s Fees

On December 15, 2014, the Company entered into an agreement (the “Director Agreement”) with its three independent directors, Marshall Goldberg, William Pruitt and Ronald Ruther (collectively, the “Independent Directors”), whereby the Independent Directors agreed to certain revisions to their compensation for serving as members of the Company’s Board. Specifically, effective October 1, 2014, the fees payable to an Independent Director shall be determined based on the Company’s net assets as of the end of each fiscal quarter and be paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer Fee	Board Meeting Fee	Annual Audit Committee Chairperson Fee	Annual Audit Committee Member Fee	Audit Committee Meeting Fee
$0 to $25 million	—	—	—	—	—
$25 million to $75 million	$20,000	$1,000	$10,000	$2,500	$500
over $75 million	$30,000	$1,000	$12,500	$2,500	$500

No Director’s fees were accrued for the three and six months ended June 30, 2017 and 2016.

Expense Reimbursement Agreement

On March 27, 2014, the Company and its Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, the Adviser, in consultation with the Company, will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses, all as determined by the Company and the Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by the Company, as determined under GAAP for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of the Company and expenses incurred in connection with its offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to the Company from its offering are at least $25 million, the Adviser will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses. After the Company receives at least $25 million in net proceeds from its offering, the Adviser may, with the Company’s consent, continue to make expense support payments to the Company in such amounts as are acceptable to the Company and the Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

Under the Expense Reimbursement Agreement as amended, once the Company has received at least $25 million in net proceeds from its offering, during any quarter occurring within three years of the date on which the Company incurred any expenses that are funded by the Adviser, the Company is required to reimburse the Adviser for any expense support payments the Company received from them. However, with respect to any expense support payments attributable to the Company’s operating expenses, (i) the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from the Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from the Adviser made during the same fiscal year); and (ii) the Company will not reimburse the Adviser for expense support payments made by the Adviser if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time the Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

17

Quarter Ended	Amount of Expense Payment Obligation	Amount of Offering Cost Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
September 30, 2012	$21,826		432.69%	—	September 30, 2015
December 31, 2012	$26,111		531.09%	—	December 31, 2015
March 31, 2013	$30,819		N/A	—	March 31, 2016
June 30, 2013	$59,062		N/A	—	June 30, 2016
September 30, 2013	$65,161		N/A	—	September 30, 2016
December 31, 2013	$91,378		455.09%	—	December 31, 2016
March 31, 2014	$68,293		148.96%	—	March 31, 2017
June 30, 2014	$70,027	$898,518	23.17%	—	June 30, 2017
September 30, 2014	$92,143	$71,060	20.39%	—	September 30, 2017
December 31, 2014	$115,777	$90,860	11.15%	—	December 31, 2017
March 31, 2015	$134,301	$106,217	13.75%	2.01%	March 31, 2018
June 30, 2015	$166,549	$167,113	14.10%	3.20%	June 30, 2018
September 30, 2015	$147,747	$240,848	10.45%	3.20%	September 30, 2018
December 31, 2015	$136,401	$280,376	7.41%	3.60%	December 31, 2018
March 31, 2016	$157,996	$232,895	6.00%	3.52%	March 31, 2019
June 30, 2016	$206,933	$285,878	4.95%	3.52%	June 30, 2019
September 30, 2016	$201,573	$223,020	4.52%	3.13%	September 30, 2019
December 31, 2016	$104,561	$168,876	4.45%	3.11%	December 31, 2019
March 31, 2017	$80,847	$252,875	4.21%	3.19%	March 31, 2020
June 30, 2017	$0	$176,963	3.98%	3.18%	June 30, 2020

(1)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

In addition, with respect to any expense support payment attributable to the Company’s organizational and offering expenses, the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds from the Company’s offering including the sales load (or dealer manager fee) paid by the Company.

The Expense Reimbursement Agreement is, by its terms, effective retroactively to the Company’s inception date of April 29, 2011 for Operating Expenses and from the break of escrow on June 25, 2014 for Offering Expenses. As of June 30, 2017, $5,173,003 has been recorded as Reimbursement due from the Adviser pursuant to the Expense Reimbursement Agreement. Of this, $4,542,118, representing an amount due to the Adviser, was netted against the Reimbursement due from Adviser and $342,715 was paid to the Company by the Adviser.

Beginning the year ended December 31, 2016, the Adviser began to reimburse less than 100% of Operating Expenses, and for the quarter ended June 30, 2017, the Adviser did not reimburse any Operating Expenses. Of these Operating Expenses in the table above, $1,331,195 has exceeded the three-year period for repayment and will not be repayable by the Company.

The Company or the Adviser may terminate the Expense Reimbursement Agreement at any time upon thirty days’ written notice; The Expense Reimbursement Agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon the Company’s liquidation or dissolution.

NOTE 5 – DISTRIBUTIONS

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the six months ended June 30, 2017 and 2016:

	Distribution
For the Six Months Ended	Per Share	Amount
Fiscal 2017
January 27, 2017	$0.04000	39,407
February 24, 2017	$0.04000	41,323
March 23, 2017	$0.04000	42,513
April 27, 2017	$0.04000	44,526
May 25, 2017	$0.04000	46,364
June 23, 2017	$0.04000	47,861

Fiscal 2016
January 22, 2016	$0.04500	$25,244
February 16, 2016	$0.04500	$26,477
March 23, 2016	$0.04500	$30,271
April 21, 2016	$0.04500	$32,832
May 19, 2016	$0.04500	$34,950
June 23, 2016	$0.04500	$36,206
July 21, 2016	$0.04000	$32,318
August 25, 2016	$0.04000	$33,293
September 22, 2016	$0.04000	$33,877
October 20, 2016	$0.04000	$35,164
November 18, 2016	$0.04000	$37,327
December 20, 2016	$0.04000	$38,091

On July 14, 2017, the Company authorized and declared a cash distribution of $0.04 per share for the month of July 2017, to the shareholders of record as of July 21, 2017. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Adviser. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the six months ended June 30, 2017 and 2016:

	Six months ended June 30,
	2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	—	—	—	—
Short-term capital gains proceeds from the sale of assets	47,607	18%	—	—
Long-term capital gains proceeds from the sale of assets	—	0%	—	—
Distributions from common equity (return of capital)	214,388	82%	—	—
Expense reimbursement from sponsor	—	0%	185,980	100%
Total	$261,995	100%	$185,980	100%

(1)	During the six months ended June 30, 2017 and 2016, 90.3% and 85.4%, respectively, of the Company’s gross investment income was attributable to cash income earned, and 9.7% and 14.6%, resepctively was attributable to non-cash accretion of discount and paid in-kind interest.

The Company’s net investment income (loss) on a tax basis for the six months ended June 30, 2017 and 2016 was ($15,396) and $178,212, respectively. As of June 30, 2017 and 2016, the Company had $0 and $1,415, respectively, of undistributed net investment income and realized gains on a tax basis.

The primary difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company for the six months ended June 30, 2017 and 2016.

The following table sets forth reconciliation between GAAP basis net investment income and tax basis net investment income for the six months ended June 30, 2017 and 2016:

	Six months ended June 30,
	2017	2016
GAAP basis net investment income (loss)	$(20,711)	$157,868
Reversal of incentive fee accrual on unrealized gains	5,315	20,344
Other book-tax differences		—
Tax-basis net investment income (loss)	$(15,396)	$178,212

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of June 30, 2017 and 2016, the components of accumulated earnings on a tax basis were as follows:

	Six months ended June 30,
	2017	2016
Overdistributed ordinary income (income and short-term capital gains)	$(221,259)	$1,416
Distributable realized gains (long-term capital gains)	38,883	1,025
Net unrealized appreciation (depreciation) on investments	(1,316,962)	282,608
	$(1,499,338)	$285,049

The ($1,316,962) of net depreciation as of June 30, 2017 includes gross appreciation over amortized tax cost of $295,876 and gross depreciation under amortized tax cost of $1,612,838. The $282,608 of net appreciation as of June 30, 2016 includes gross appreciation over amortized tax cost of $348,950 and gross depreciation under amortized tax cost of $66,342.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $12,139,742 and $6,966,166 as of June 30, 2017 and 2016, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was ($1,316,962) and $285,049 as of June 30, 2017 and 2016, respectively.

NOTE 6 – INVESTMENT PORTFOLIO

The following table summarizes the composition of the Company’s investment portfolio at amortized cost and fair value as of June 30, 2017 and December 31, 2016:

	Six months ended June 30, 2017 (Unaudited)			Year Ended December 31, 2016
	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Loans—First Lien	$7,300,737	$7,386,999	68%	$6,680,615	$6,761,313	63%
Senior Secured Loans—Second Lien	2,922,616	2,836,865	26%	2,024,991	1,967,658	19%
Subordinated Debt	666,389	—	0%	646,901	646,901	6%
Equity/Other	1,250,000	598,916	6%	1,250,000	1,228,301	12%
Total	$12,139,742	$10,822,780	100%	$10,602,507	$10,604,173	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2017 and December 31, 2016:

	June 30, 2017 (Unaudited)		December 31, 2016
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automotive Repair, Services, and Parking	$—	0.0%	$122,459	1.2%
Beverage, Food & Tobacco	1,687,642	15.6%	1,162,891	11.0%
Business Services	3,146,081	29.2%	2,793,526	26.3%
Consumer Services	673,057	6.2%	955,659	9.0%
Energy: Oil & Gas	349,781	3.2%	346,500	3.3%
Healthcare & Pharmaceuticals	1,033,319	9.5%	1,403,008	13.2%
High Tech Industries	1,303,941	12.0%	1,016,921	9.6%
Hotel, Gaming & Leisure	351,089	3.2%	—	0.0%
Media: Diversified and Production	345,680	3.2%	347,375	3.3%
Metals & Mining	742,813	6.9%	245,625	2.3%
Paper and Allied Products	—	0.0%	115,294	1.0%
Retail	—	0.0%	712,500	6.7%
Specialty Finance	—	0.0%	1,184,130	11.2%
Telecommunications	505,730	4.7%	—	0.0%
Transportation: Cargo	508,125	4.7%	—	0.0%
Wholesale Trade-Nondurable Goods	175,522	1.6%	198,285	1.9%

Total	$10,822,780	100.0%	$10,604,173	100.00%

As of June 30, 2017, The Company made the decision to fully mark down its remaining investment value of $1,265,231 in Javlin Financial as an unrealized loss. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. As a result, Javlin Financial is in default under its debt obligations and while a forbearance is currently being negotiated, it is unknown at this time if there will be any value to the investment.

NOTE 7 – FAIR VALUE OF FINANCIAL INSTRUMENTS

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2017 and December 31, 2016, the Company’s investments were categorized as follows in the fair value hierarchy):

Valuation Inputs	Six months ended June 30, 2017 (Unaudited)	Year ended December 31, 2016
Level 1—Price quotations in active markets	$—	$—
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	10,822,780	10,604,173
Total	$10,822,780	$10,604,173

The Company’s investments as of June 30, 2017 consisted of debt securities that are traded on a private over-the-counter market for institutional investors, a subordinated convertible note and two equity investments. The Company valued its debt investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, waterfall and liquidation priority and market comparables, book value multiples, economic profits and portfolio multiples.

The Company may periodically benchmark the bid and ask prices it receives from the third-party pricing services against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company’s board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of EBITDA of comparable companies. The Company selects a population of companies for each investment with similar operations and attributes of the portfolio company. Using these guideline companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The Company selects percentages from the range of multiples for purposes of determining the portfolio company’s estimated enterprise value based on said multiple and generally the latest twelve months’ EBITDA of the portfolio company. Significant increases or decreases in enterprise value may result in increases or decreases in the fair value estimate of the equity investment.

The following is a reconciliation for the six months ended June 30, 2017 and year ended December 31, 2016 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the six months ended June 30, 2017
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$6,761,313	$1,967,658	$646,901	$1,228,301	$10,604,173
Accretion of discount (amortization of premium)	11,175	5,260	—	—	16,435
Net realized gain (loss)	23,450	41,114	—	—	64,564
Net change in unrealized appreciation (depreciation)	5,564	(28,418)	(666,389)	(629,385)	(1,318,628)
Purchases	2,320,750	1,728,750	—	—	4,049,500
Paid-in-kind interest	—	—	19,488	—	19,488
Sales and redemptions	(1,735,252)	(877,500)	—	—	(2,612,752)
Net transfers in or out of Level 3	—	—	—	—	—
Fair value at end of period	$7,386,999	$2,836,865	$—	$598,916	$10,822,780

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$5,564	$(28,418)	$(666,389)	$(629,385)	$(1,318,628)

	For the year ended December 31, 2016
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$2,389,377	$1,041,875	$609,219	$1,488,266	$5,528,737
Accretion of discount (amortization of premium)	12,124	6,512	—	—	18,636
Net realized gain (loss)	19,433	298	—	—	19,731
Net change in unrealized appreciation (depreciation)	117,410	(33,527)	—	(259,965)	(176,082)
Purchases	5,083,375	1,202,500	—	—	6,285,875
Paid-in-kind interest	—	—	37,682	—	37,682
Sales and redemptions	(860,406)	(250,000)	—	—	(1,110,406)
Net transfers in or out of Level 3	—	—	—	—	—
Fair value at end of period	$6,761,313	$1,967,658	$646,901	$1,228,301	$10,604,173

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$117,410	$(33,527)	$—	$(259,965)	$(176,082)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of June 30, 2017 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	7,386,999	Market quotes	Indicative dealer quotes	82.00 - 103.00	99.80
Senior Secured Second Lien Debt	2,836,865	Market quotes	Indicative dealer quotes	40.20 - 102.00	97.52
Subordinated Debt	—	Distribution waterfall/ liquidation priorities	N/A	N/A	N/A
Equity/Other	—	Distribution waterfall/ liquidation priorities	N/A	N/A	N/A
Equity/Other	598,916	Market comparables	EBITDA multiples (x)	6.3x - 15.6x	8.15x
Total	$10,822,780

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2016 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	6,761,313	Market quotes	Indicative dealer quotes	79.50 - 102.00	99.63
Senior Secured Second Lien Debt	1,967,658	Market quotes	Indicative dealer quotes	58.00 - 102.19	94.31
Subordinated Debt	646,901	Market comparables	Discount rate/ income multiple	14.6% - 17.4%/ 2.4x - 34.0x	15%/13.3x
Equity/Other	537,229	Market comparables	Discount rate/ income multiple	14.6% - 17.4%/ 2.4x - 34.0x	15%/13.3x
Equity/Other	691,072	Market comparables	EBITDA multiples (x)	7.15x - 9.15x	8.15x
Total	$10,604,173

As of June 30, 2017, The Company made the decision to fully mark down its remaining investment value of $1,265,231 in Javlin Financial as an unrealized loss. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. As a result, Javlin Financial is in default under its debt obligations and while a forbearance is currently being negotiated, it is unknown at this time if there will be any value to the investment.

NOTE 8 – FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights of the Company for the three months ended June 30, 2017 and the year ended December 31, 2016:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Per Share Data:
Net asset value, beginning of period	$13.55	$13.75
Results of operations(1)
Net investment income (loss)	(0.02)	0.48
Net realized and unrealized appreciation (depreciation) on investments(2)	(1.02)	(0.14)
Net increase (decrease) in net assets resulting from operations	(1.04)	0.34
Stockholder distributions(3)
Distributions from net investment income	(0.20)	(0.51)
Distributions from net realized gain on investments	(0.04)	—
Net decrease in net assets resulting from stockholder distributions	(0.24)	(0.51)
Capital share transactions
Issuance of common stock(4)	0.03	(0.03)
Offering costs(1)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	0.03	(0.03)
Net asset value, end of period	$12.30	$13.55
Shares outstanding, end of period	1,205,408	976,406
Total return(5)	-7.5%	2.2%
Ratio/Supplemental Data:
Net assets, end of period	$14,823,697	$13,228,702
Ratio of net investment income to average net assets	-0.1%	3.6%
Ratio of total operating expenses to average net assets	3.4%	7.2%
Ratio of expenses reimbursed by sponsor to average net assets	0.6%	6.5%
Ratio of expense recoupment payable to sponsor to average net assets	0.0%	0.0%
Ratio of capital gain incentive fee to average net assets	0.00%	-0.34%
Ratio of net operating expenses to average net assets	2.8%	0.7%
Portfolio turnover(6)	12.4%	10.8%

(1)	The per share data was derived by using the weighted average shares outstanding for the six months ended June 30, 2017 and the year ended December 31, 2016.
(2)	The amount shown for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.
(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater or less than the net asset value per share results in an increase or decrease in net asset value per share.

(5)	The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. The total return does not consider the effect of the sales load from the sale of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.
(6)	Portfolio turnover for the six months ended June 30, 2017 is not annualized.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

NOTE 10 – SUBSEQUENT EVENTS

Management has evaluated all known subsequent events through the date the accompanying financial statements were available to be issued on August 14, 2017, and notes the following:

For the period beginning July 1, 2017 and ending August 14, 2017, the Company sold 37,253.28 shares of its common stock for total gross proceeds of $558,250, and issued amounts pursuant to its distribution reinvestment plan in the amount of $26,061.

Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion and analysis should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this quarterly report on Form 10-Q.

Except as otherwise specified, references to “we,” “us,” “our,” or the “Company,” refer to Triton Pacific Investment Corporation, Inc.

Forward-Looking Statements

Some of the statements in this quarterly report on Form 10-Q constitute forward-looking statements, which relate to future events or our performance or financial condition. The forward-looking statements contained in this quarterly report on Form 10-Q involve risks and uncertainties, including, but not limited to, statements as to:

●	our future operating results;
●	our business prospects and the prospects of our portfolio companies;
●	changes in the economy;
●	risk associated with possible disruptions in our operations or the economy generally;
●	the effect of investments that we expect to make;
●	our contractual arrangements and relationships with third parties;
●	actual and potential conflicts of interest with Triton Pacific Adviser, LLC and its affiliates;
●	the dependence of our future success on the general economy and its effect on the industries in which we invest;
●	the ability of our portfolio companies to achieve their objectives;
●	the use of borrowed money to finance a portion of our investments;
●	the adequacy of our financing sources and working capital;
●	the timing of cash flows, if any, from the operations of our portfolio companies;
●	the ability of Triton Pacific Adviser, LLC and its Sub-Adviser to locate suitable investments for us and to monitor and administer our investments;
●	the ability of Triton Pacific Adviser, LLC, its Sub-Adviser and its affiliates to attract and retain highly talented professionals;
●	our ability to qualify and maintain our qualification as a RIC and as a BDC; and
●	the effect of changes in laws or regulations affecting our operations or to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. The forward looking statements contained in this annual report involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in this report and in our last effective registration statement filed on form N-2 dated May 2, 2017, filed with the Securities and Exchange Commission (the “SEC”) on the same day.

We have based the forward-looking statements included in this report on information available to us on the date of this report, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, shareholders are advised to consult any additional disclosures that we may make directly to them or through reports that we have filed or in the future may file with the SEC, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.

Overview

We are a publicly registered, non-traded fund focused on private equity, structured as a business development company that primarily makes equity, structured equity, and debt investments in small to mid-sized private U.S. companies. Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. Our private equity investments will generally take the form of direct investments in common and preferred equity, as well as structured equity investments such as convertible notes and warrants. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Company Act. Triton Pacific Adviser, LLC (“Triton Pacific Adviser”), which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) serves as our investment adviser and TFA Associates, LLC serves as our administrator. Each of these companies is affiliated with Triton Pacific Group, Inc., a private equity investment management firm, and its subsidiary, Triton Pacific Capital Partners, LLC (“TPCP”), a private equity investment fund management company, each focused on debt and equity investments in small to mid-sized private companies.

We primarily make debt investments likely to generate current income and equity investments in small to mid-sized private U.S. companies either alone or together with other private equity sponsors. Our investment objective is to generate current income and long-term capital appreciation.

Triton Pacific Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. In addition, we have elected and intend to annually qualify to be treated, for U.S. federal income tax purposes, as a regulated investment company (“RIC”), under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objectives are to maximize our investment portfolio’s total return by generating long-term capital appreciation from our private equity investments and current income from our debt investments. We intend to make both our debt and private equity investments in small to mid-sized private U.S. companies either alone or together with other private equity sponsors.

We are offering for sale a maximum of $300,000,000 of our common stock. We commenced our initial continuous public offering of shares through our initial registration statement (File No. 333-174873) that was declared effective by the SEC on September 4, 2012. Rule 415 promulgated under the Securities Act requires that a registration statement not be used for more than three years from its effective date, subject to a 180-day grace period. On September 2, 2015, we filed a registration statement with the SEC (File No. 333-206730) in order to continue our continuous public offering of shares for an additional three years or until all of the shares registered herein are sold. The registration statement for our follow-on offering was declared effective by the SEC on March 17, 2016 and our most-recent post-effective amendment to our registration was declared effective by the SEC on May 3, 2017. As of August 14, 2017, we have sold a total of 1,244,581.30 shares of common stock for gross proceeds of approximately $18,560,978, including shares issued pursuant to our distribution reinvestment plan in the amount of $477,505, including the reduction due to $378,017 in shares repurchased pursuant to the Company’s Repurchase Program, and 14,815 shares of common stock sold to Triton Pacific Adviser in exchange for gross proceeds of $200,003.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and long-term capital appreciation from our equity investments. We will seek to meet our investment objectives by:

-Focusing primarily on debt and equity investments in small and mid-sized private U.S. companies, which we define as companies with annual revenue of from $10 million to $ 250 million at the time of investment;

-Leveraging the experience and expertise of our Adviser, its Sub-Adviser and its affiliates in sourcing, evaluating and structuring transactions;

-Employing disciplined underwriting policies and rigorous portfolio management;

-Developing our equity portfolio through our Adviser’s Value Enhancement Program, more fully discussed below in “Investment Objectives and Policies – Investment Process”; and

-Maintaining a well-balanced portfolio.

We intend to be active in both debt and equity investing. We will seek to provide current income to our investors through our debt investments while seeking to enhance our investors’ overall returns through long term capital appreciation of our equity investments. We intend to be opportunistic in our investment approach, allocating our investments between debt and equity, depending on:

-Investment opportunities

-Market conditions

-Perceived Risk

Depending on the amount of capital we raise in the Offering and subject to subsequent changes in our capital base, we expect that our investments will generally range between $250,000 and $25 million per portfolio company, although this range may change in the discretion of our Adviser, subject to oversight by our board of directors. Prior to raising sufficient capital to finance investments in this range and as a strategy to manage excess cash, we may make smaller and differing types of investments in, for example, high quality debt securities, and other public and private yield-oriented debt and equity securities, directly and through our Sub-Adviser.

Our Adviser has engaged ZAIS to act as our investment sub-adviser. ZAIS assists our Adviser with identifying, evaluating, negotiating and structuring syndicated debt investments and makes investment recommendations for approval by our Adviser. ZAIS is a Delaware limited liability company and is a registered investment adviser under the Advisers Act and had approximately $3.444 billion in assets under management as of December 31, 2016. ZAIS is not an affiliate of us or our Adviser and does not own any of our shares.

We will generally source our private equity investments through third party intermediaries and our debt investments primarily through our Adviser and Sub-Adviser. We will invest only after we conduct a thorough evaluation of the risks and strategic opportunities of an investment and a price (or interest rate in the case of debt investments) has been established that reflects the intrinsic value of the investment opportunity. We will endeavor to identify the best exit strategy for each private equity investment, including methodology (for example, a sale, company redemption, or public offering) and an appropriate time horizon. We will then attempt to influence the growth and development of each portfolio company accordingly to maximize our potential return on investment using such exit strategy or another strategy that may become preferable due to changing market conditions. We anticipate that the holding period for most of our private equity investments will range from four to six years, but we will be flexible in order to take advantage of market opportunities or to overcome unfavorable market conditions.

We intend to generate the majority of our current income by investing in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of small to mid-sized private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. The senior secured and second lien secured loans in which we invest generally will have stated terms of three to seven years and any subordinated investments that we make generally will have stated terms of up to ten years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we intend to invest are often rated by a nationally recognized ratings organization, and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation – also known as “junk bonds”). However, we may also invest in non-rated debt securities.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest alongside our Adviser, including TPCP and certain of its affiliates, unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and approval from our independent directors. We have applied for an exemptive relief order for co-investments, though there is no assurance that such exemptions will be granted, and in either instance, conflicts of interests with affiliates of our Adviser might exist. Should such conflicts of interest arise, we and the Adviser have developed policies and procedures for dealing with such conflicts which require the Adviser to (i) execute such transactions for all of the participating investment accounts, including ours, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the then-current investment objectives and portfolio positions of each party, and any other factors deemed appropriate and (ii) endeavor to obtain the advice of Adviser personnel not directly involved with the investment giving rise to the conflict as to such appropriateness and other factors as well as the fairness to all parties of the investment and its terms. We intend to make all of our investments in compliance with the Company Act and in a manner that will not jeopardize our status as a BDC or RIC.

As a BDC, we are permitted under the Company Act to borrow funds to finance portfolio investments. To enhance our opportunity for gain, we intend to employ leverage as market conditions permit, but, as required under the Company Act, in no event will our leverage exceed 50% of the value of our assets. While we have not yet determined the amount of leverage we will use, we do not currently anticipate that we would approach the 50% maximum level frequently or at all. The use of leverage, although it may increase returns, may also increase the risk of loss to our investors, particularly if the level of our leverage is high and the value of our investments declines.

Revenues

We generate revenue in the form of dividends, interest and capital gains on the debt securities and equity interests that we hold. In addition, we may generate revenue from our portfolio companies in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be recognized as earned.

Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the proposed investment adviser agreement. The advisory fees will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

●	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and management services agreement;

●	the cost of calculating our net asset value, including the cost of any third-party valuation services;

●	the cost of effecting sales and repurchase of shares of our common stock and other securities;

●	investment advisory fees;

●	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	transfer agent and custodial fees;

●	fees and expenses associated with marketing efforts;

●	federal and state registration fees;

●	federal, state and local taxes;

●	independent directors’ fees and expenses;

●	costs of proxy statements, stockholders’ reports and notices;

●	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone, and staff;

●	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;

●	costs associated with our reporting and compliance obligations under the Company Act and applicable federal and state securities laws;

●	brokerage commissions for our investments;

●	legal, accounting and other costs associated with structuring, negotiating, documenting and completing our investment transactions;

●	all other expenses incurred by our Adviser, in performing its obligations, subject to the limitations included in the investment adviser agreement; and

●	all other expenses incurred by either our Administrator or us in connection with administering our business, including payments to our Administrator under the administration agreement that will be based upon our allocable portion of its overhead and other expenses incurred in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief executive officer, chief compliance officer and chief financial officer and their respective staffs.

Reimbursement of TFA Associates, LLC for Administrative Services

We will reimburse TFA Associates for the administrative expenses necessary for its performance of services to us. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. However, such reimbursement is made in an amount equal to the lower of the Administrator’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. We will not reimburse our Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of TFA Associates.

Portfolio and Investment Activity

During the six months ended June 30, 2017, we made investments in portfolio companies totaling $4,049,500. During the same period, we sold investments and received principal repayments of $2,612,752. As of June 30, 2017, our investment portfolio, with a total fair value of $10,822,780, consisted of interests in 33 portfolio companies (68.3% in first lien senior secured loans, 26.2% in second lien senior secured loans, and 5.5% in equity). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $134.8 million. As of June 30, 2017, the investments in our debt portfolio were purchased at a weighted average price of 98.1% of par or stated value, and the weighted average credit rating of the investments in our portfolio that were rated (constituting 94.5% of our portfolio based on the fair value of our investments) was B2 based upon the Moody’s scale. Our estimated gross annual portfolio yield was 6.9% based upon the amortized cost of our investments and was 7.7% on the debt portfolio alone. Our gross annual portfolio yield represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of June 30, 2017. The portfolio yield does not represent an actual investment return to stockholders.

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the six months ended June 30, 2017 and year ended December 31, 2016:

Net Investment Activity	Six months ended June 30, 2017	Year ended December 31, 2016
Purchases	$4,049,500	$6,285,875
Sales and Redemptions	(2,612,752)	(1,110,406)
Net Portfolio Activity	$1,436,748	$5,175,469

The following table presents the composition of the total purchases for the six months ended June 30, 2017:

	June 30, 2017	December 31, 2016
Number of Portfolio Companies	33	35
% Variable Rate (based on fair value)	94.5%	82.3%
% Fixed Rate (based on fair value)	0.0%	6.1%
% Non-Income Producing Equity or Other Investments (based on fair value)	5.5%	11.6%
Average Annual EBITDA of Portfolio Companies	134.8MM	114.6MM
Weighted Average Credit Rating of Investments that were Rated	B2	B2
% of Investments on Non-Accrual (based on amortized cost)	5.3%	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	6.9%	6.7%

The following tables summarize the composition of our purchases as of June 30, 2017 and December 31, 2016:

	Six months ended June 30, 2017 (Unaudited)			Year Ended December 31, 2016
	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Loans—First Lien	$7,300,737	$7,386,999	68%	$6,680,615	$6,761,313	63%
Senior Secured Loans—Second Lien	2,922,616	2,836,865	26%	2,024,991	1,967,658	19%
Subordinated Debt	666,389	—	0%	646,901	646,901	6%
Equity/Other	1,250,000	598,916	6%	1,250,000	1,228,301	12%
Total	$12,139,742	$10,822,780	100%	$10,602,507	$10,604,173	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2017 and December 31, 2016:

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	June 30, 2017 (Unaudited)		December 31, 2016
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automotive Repair, Services, and Parking	$—	0.0%	$122,459	1.2%
Beverage, Food & Tobacco	1,687,642	15.6%	1,162,891	11.0%
Business Services	3,146,081	29.2%	2,793,526	26.3%
Consumer Services	673,057	6.2%	955,659	9.0%
Energy: Oil & Gas	349,781	3.2%	346,500	3.3%
Healthcare & Pharmaceuticals	1,033,319	9.5%	1,403,008	13.2%
High Tech Industries	1,303,941	12.0%	1,016,921	9.6%
Hotel, Gaming & Leisure	351,089	3.2%	—	0.0%
Media: Diversified and Production	345,680	3.2%	347,375	3.3%
Metals & Mining	742,813	6.9%	245,625	2.3%
Paper and Allied Products	—	0.0%	115,294	1.0%
Retail	—	0.0%	712,500	6.7%
Specialty Finance	—	0.0%	1,184,130	11.2%
Telecommunications	505,730	4.7%	—	0.0%
Transportation: Cargo	508,125	4.7%	—	0.0%
Wholesale Trade-Nondurable Goods	175,522	1.6%	198,285	1.9%

Total	$10,822,780	100.0%	$10,604,173	100.00%

We do not “control” any of our portfolio companies, each as defined in the Company Act. We are an affiliate of two portfolio companies, Javlin Capital, LLC (held through TPJ Holdings, Inc. and a convertible note) and Injured Workers Pharmacy, LLC (held through ACON IWP Investors I, L.L.C.). In general, under the Company Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, our Subadviser uses an investment rating system to characterize and monitor the expected level of returns on each investment in our debt portfolio. All of the investments included in our Subadviser’s rating systems refer to non-rated debt securities or rated debt securities that carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation also known as “junk bonds”). These ratings are on a scale of 1 to 8 as follows:

1.	Highest quality obligors, minimal medium-term default risk; possibly moving towards investment grade status.

2.	High quality obligors, but not likely to move towards investment grade in the medium term; performing at or in excess of expected levels; solid liquidity; conservative credit statistics.

3.	Credits of with a history of performing with leverage (repeat issuers); moderate credit statistics currently performing at or in excess of expected levels; solid liquidity; no expectation of covenant defaults or third-party ratings downgrades.

4.	Credits new to the leveraged loan universe; currently performing within a range of expected performance; moderate to aggressive credit statistics.

5.	Credits new to the leveraged loan universe; currently performing within a range of expected performance; aggressive credit statistics or weak industry characteristics.

6.	Credits placed in this category are experiencing potential liquidity problems but the issues are not imminent (more than 12 months).

7.	Credits placed in this category are experiencing nearer-term liquidity problems (within 12 months).

8.	Credits placed in this category have experienced either a technical or actual payment default which may require a write-down within our respective portfolios.

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Categories 1 through 5 are performing in line with expectation, while categories 6-8 are closely watched for or have experienced liquidity problems and/or default.

The following table shows the distribution of our investments on the 1 to 8 scale at fair value as of June 30, 2017 and December 31, 2016:

	June 30, 2017		December 31, 2016
Investment Rating	Fair Value	Percentage	Fair Value	Percentage
1	$761,250	7.4%	$—	0.0%
2	490,313	4.8%	—	0.0%
3	3,016,490	29.5%	2,690,027	30.8%
4	2,675,018	26.2%	2,689,677	30.8%
5	2,907,302	28.4%	3,010,103	34.5%
6	373,491	3.7%	339,164	3.9%
7	—	0.0%	—	0.0%
8	—	0.0%	—	0.0%
	$10,223,864	100.0%	$8,728,971	100.0%

As of June 30, 2017, The Company made the decision to fully mark down its remaining investment value of $1,265,231 in Javlin Financial as an unrealized loss. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. As a result, Javlin Financial is in default under its debt obligations and while a forbearance is currently being negotiated, it is unknown at this time if there will be any value to the investment.

Results of Operations

Investment Income

For the three months ended June 30, 2017 and 2016, we generated $185,630 and $97,382, respectively, in investment income in the form of interest and fees earned on our debt portfolio. Such revenues represent $167,540 of cash income and $18,090 in non-cash portions related to the accretion of discounts and paid-in-kind interest for the three months ended June 30, 2017. We expect the dollar amount of interest that we earn to continue to increase as the size of our investment portfolio increases.

For the six months ended June 30, 2017 and 2016, we generated $369,178 and $178,212, respectively, in investment income in the form of interest and fees earned on senior secured loans. Such revenues represent $333,255 of cash income and $35,923 in non-cash portions related to the accretion of discounts for the six months ended June 30, 2017.

Operating Expenses

Total operating expenses before reimbursement from the sponsor and management fee waiver totaled $218,629 and $221,843 for the three months ended June 30, 2017 and 2016, respectively, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the quarters were $82,793 and $53,179, respectively, and the incentive fees for the quarters were ($18,773) and $14,910, respectively. Pursuant to the Expense Reimbursement Agreement (discussed below), the sponsor reimbursed the Company $0 and $206,933 for the three months ended June 30, 2017 and 2016.

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Total operating expenses before reimbursement from the sponsor and management fee waiver totaled $470,736 and $385,272 for the six months ended June 30, 2017 and 2016, respectively, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the periods were $162,695 and $96,333, respectively, and the incentive fees for the quarters were ($334) and $20,344, respectively. Pursuant to the Expense Reimbursement Agreement (discussed below), the sponsor reimbursed the Company $80,847 and $364,928 for the six months ended June 30, 2017 and 2016.

Our other general and administrative expenses totaled $4,678 and $4,208 for the three months ended June 30, 2017 and 2016, respectively, and $10,074 and $5,916 for the six months ended June 30, 2017 and 2016, respectively, and consisted of the following:

	Three months ended June 30, 2017	Three months ended June 30, 2016	Six months ended June 30, 2017	Six months ended June 30, 2016
Licenses and permits	$100	$—	$414	$—
Printing fees	2,592	3,823	6,152	4,187
Travel expenses	1,056	—	1,056	—
Other	930	385	2,452	1,729
Total	$4,678	$4,208	$10,074	$5,916

Net Investment Income

Our net investment income (loss) totaled ($32,999) (($0.03) per share) based on weighted average shares outstanding) for the three months ended June 30, 2017 and $82,472 ($0.13 per share) based on weighted average shares outstanding) for the three months ended June 30, 2016.

Our net investment income (loss) totaled ($20,711) (($0.02) per share based on weighted average shares outstanding) for the six months ended June 30, 2016 and $157,868 ($0.23 per share based on weighted average shares outstanding) for the six months ended June 30, 2016.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized.

For the three and six months ended June 30, 2017, we sold investments and received principal payments of $2,174,195 and $2,612,752, from which we realized a net gain of $51,950 and $64,565, respectively. For the three and six months ended June 30, 2016, we sold investments and received principal payments of $136,653 and $149,789, from which we realized a net loss of $1,167 and $1,167, respectively.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation (depreciation) on investments reflects the net change in the fair value of our investment portfolio. For the three and six months ended June 30, 2017, net changes in unrealized depreciation were ($1,410,823) and ($1,318,629), respectively. For the three and six months ended June 30, 2016, net changes in unrealized appreciation were $74,549 and $101,722, respectively.

As of June 30, 2017, The Company made the decision to fully mark down its remaining investment value of $1,265,231 in Javlin Financial as an unrealized loss. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. As a result, Javlin Financial is in default under its debt obligations and while a forbearance is currently being negotiated, it is unknown at this time if there will be any value to the investment.

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Changes in Net Assets from Operations

For the three and six months ended June 30, 2017, we recorded a net loss of ($1,391,872) and ($1,274,775), respectively versus net income of $155,854 and $258,423, respectively, for the three and six months ended June 30, 2016.

Based on 1,147,150 and 1,082,365 weighted average common shares outstanding for the three and six months ended June 30, 2017, basic and diluted, our per share net decrease in net assets resulting from operations was ($1.21) and ($1.18).

For the three and six months ended June 30, 2016, we recorded a net income of $155,854 and $258,423, respectively versus net income of $29,993 and $89,134, respectively, for the three and six months ended June 30, 2015.

Based on 763,860 and 685,847 weighted average common shares outstanding for the three and six months ended June 30, 2016, basic and diluted, our per share net increase in net assets resulting from operations was $0.20 and $0.38.

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from the net proceeds of our offering, and from cash flows from fees (such as management fees), interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds is investments in companies, and payments of our expenses and distributions to holders of our common stock.

The offering of our common stock represents a continuous offering of our shares. The initial offering of our common stock commenced on September 4, 2012 and terminated on March 1, 2016. On March 17, 2016, we commenced the follow-on offering of our common stock, which follow-on offering is currently ongoing. We intend to file post-effective amendments to our registration statement to allow us to continue our offering for three years. Our most recent post-effective amendment was filed with the SEC on May 2, 2017 and declared effective on May 3, 2017. The Dealer Manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum investment in shares of our common stock is $5,000.

The current offering price for our shares is $13.67 per share; however, to the extent our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In connection with each closing, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares of any class of our common stock at a price per share which, after deducting upfront selling commissions, if any, is below the then-current net asset value per share of the applicable class. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we appropriately publish the updated information. The Dealer Manager for this offering is an affiliate of our Adviser.

During the six months ended June 30, 2017, we sold 229,231.44 shares of our common stock for gross proceeds of $3,471,312 at an average price per share of $15.14. The increase in capital in excess of par during the six months ended June 30, 2017 include reinvested stockholder distributions of $139,098 for which we issued 10,186.36 shares of common stock. The sales commissions and dealer manager fees related to the sale of our common stock were $334,748 for the six months ended June 30, 2017. These sales commissions and fees include $60,235 retained by the dealer manager, Triton Pacific Securities, LLC, which is an affiliate of ours. Our offering expenses are capitalized as deferred offering expenses and then subsequently expensed over a 12-month period.

We may borrow funds to make investments at any time, including before we have fully invested the proceeds of our offering, to the extent we determine that additional capital would allow us to take advantage of investment opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We have not yet decided, however, whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

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Contractual Obligations

We have entered into certain contracts under which we have material future commitments. On July 27, 2012, we entered into the investment advisory agreement with Triton Pacific Adviser, LLC in accordance with the 1940 Act. The investment advisory agreement became effective on June 25, 2014, the date that we met the minimum offering requirement. Triton Pacific Adviser serves as our investment advisor in accordance with the terms of our investment advisory agreement. Payments under our investment advisory agreement in each reporting period will consist of (i) a management fee equal to a percentage of the value of our gross assets and (ii) a capital gains incentive fee based on our performance.

On July 27, 2012, we entered into the administration agreement with TFA Associates, LLC pursuant to which TFA Associates furnishes us with administrative services necessary to conduct our day-to-day operations. TFA Associates is reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse TFA Associates for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of TFA Associates. At the time of our offering, our Administrator has contracted with Bank of New York Mellon and affiliated entities to provide additional administrative services, while we have directly engaged Bank of New York Mellon and affiliated entities to act as our custodian. We have also contracted with Phoenix American Financial Services to act as our transfer agent, plan administrator, distribution paying agent and registrar.

If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under the investment advisory agreement and administration agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not have any off-balance sheet financings or liabilities.

Distributions

We elected to be treated, beginning with our fiscal year ending December 31, 2012, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

Our board of directors has authorized, and has declared, cash distributions on our common stock on a monthly basis since the second quarter of 2015. The amount of each such distributions is subject to our board of directors’ discretion and applicable legal restrictions related to the payment of distributions. We calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and distributions will begin to accrue on the date we accept subscriptions for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on Internal Revenue Service Form 1099-DIV (or any successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

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We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, when we make a distribution, stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders.

The following table reflects the cash distributions per share that we have declared and paid on our common stock through June 30, 2017:

	Distribution
For the Six Months Ended	Per Share	Amount
Fiscal 2017
January 27, 2017	$0.04000	39,407
February 24, 2017	$0.04000	41,323
March 23, 2017	$0.04000	42,513
April 27, 2017	$0.04000	44,526
May 25, 2017	$0.04000	46,364
June 23, 2017	$0.04000	47,861

Fiscal 2016
January 22, 2016	$0.04500	$25,244
February 16, 2016	$0.04500	$26,477
March 23, 2016	$0.04500	$30,271
April 21, 2016	$0.04500	$32,832
May 19, 2016	$0.04500	$34,950
June 23, 2016	$0.04500	$36,206
July 21, 2016	$0.04000	$32,318
August 25, 2016	$0.04000	$33,293
September 22, 2016	$0.04000	$33,877
October 20, 2016	$0.04000	$35,164
November 18, 2016	$0.04000	$37,327
December 20, 2016	$0.04000	$38,091

Our distributions previously were paid quarterly in arrears. On January 15, 2015, our Board declared a quarterly cash distribution for the fourth quarter of 2014 of $0.07545 per share payable on January 30, 2015, to shareholders of record as of January 20, 2015. In addition, on April 2, 2015, our Board declared a cash distribution for the first quarter of 2015 of $0.116 per share payable on April 13, 2015, to shareholders of record as of April 6, 2015. Commencing in April 2015, and subject to our board of directors’ discretion and applicable legal restrictions, our board of directors began to authorize and declare a monthly distribution amount per share of our common stock, payable in advance. We then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and distributions will begin to accrue on the date we accept subscriptions for shares of our common stock. No distributions were declared for the years before 2015.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Adviser. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

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The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the three months ended June 30, 2017 and June 30, 2016:

	Six months ended June 30,
	2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	—	—	—	—
Short-term capital gains proceeds from the sale of assets	47,607	18%	—	—
Long-term capital gains proceeds from the sale of assets	—	0%	—	—
Distributions from common equity (return of capital)	214,388	82%	—	—
Expense reimbursement from sponsor	—	0%	185,980	100%
Total	$261,995	100%	$185,980	100%

(1)	During the six months ended June 30, 2017 and 2016, 90.3% and 85.4%, respectively, of the Company’s gross investment income was attributable to cash income earned, and 9.7% and 14.6%, resepctively was attributable to non-cash accretion of discount and paid in-kind interest.

Related Party Transactions

We have entered into an investment and advisory agreement with Triton Pacific Adviser in which our senior management holds equity interest. Members of our senior management also serve as principals of other investment managers affiliated with Triton Pacific Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

We have entered into an administration agreement with TFA Associates in which our senior management holds equity interest and act as principals.

We have entered into a dealer manager agreement with Triton Pacific Securities, LLC and pay them a fee of up to 10% of gross proceeds raised in the offering, some of which will be re-allowed to other participating broker-dealers. Triton Pacific Securities, LLC is an affiliated entity of Triton Pacific Adviser.

We have entered into a license agreement with Triton Pacific Group, Inc. under which Triton Pacific Group, Inc. has granted us a non-exclusive, royalty-free license to use the name “Triton Pacific” for specified purposes in our business. Under this agreement, we have the right to use the “Triton Pacific” name, subject to certain conditions, for so long as Triton Pacific Adviser or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Triton Pacific” name.

We have entered into an expense support and conditional reimbursement agreement with Triton Pacific Adviser pursuant to which the Adviser will pay up to 100% of the Company’s organization, offering and operating expenses, subject to repayment by us to the Adviser, in order for the Company to achieve a reasonable level of expenses relative to its investment income, as determined by the Company and the Adviser. our Adviser has agreed to make advances to us to cover certain of our operating expenses. (See “Expense Reimbursement Agreement”, below.)

Management Fee

Pursuant to the investment adviser agreement, we pay our Adviser a fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee is calculated at a quarterly rate of 0.5% of our average gross assets (including amounts borrowed for investment purposes) and payable quarterly in arrears. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee for any calendar quarter is calculated based on the average value of our gross assets at the end of that and the immediately preceding quarters, appropriately adjusted for any share issuances or repurchases during that quarter. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be accrued without interest and may be taken in such other quarter as our Adviser shall determine. The base management fee for any partial quarter will be appropriately pro-rated.

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Though, in accordance with the Advisers Act, the Adviser could have received an incentive fee on both current income earned and income from capital gains, the Adviser has agreed to waive any incentive fees from current income. As such, the Adviser will be paid an incentive fee only upon the realization of a capital gain from the sale of an investment. The incentive fee will be calculated and payable quarterly in arrears or as of the date of our liquidation or the termination of the investment adviser agreement, and will equal 20% of our realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For purposes of the foregoing: (1) the calculation of the incentive fee shall include any capital gains that result from cash distributions that are treated as a return of capital, (2) any such return of capital will be treated as a decrease in our cost basis for the relevant investment and (3) all fiscal year-end valuations will be determined by us in accordance with GAAP, applicable provisions of the Company Act and our pricing procedures. In determining the incentive fee payable to our Adviser, we will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in our portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the positive differences between the net sales prices of our investments, when sold, and the cost of such investments since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales prices of our investments, when sold, is less than the original cost of such investments since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to our portfolio investments. If this number is positive at the end of such period, then the incentive fee for such period will be equal to 20% of such amount, less the aggregate amount of any incentive fees paid in all prior periods.

While the investment advisory agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to our Advisor as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though our Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The organizational and offering expense and other expense reimbursements may include a portion of costs incurred by our Adviser or its members or affiliates on our behalf for legal, accounting, printing and other offering expenses, including for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us and may also include amounts reimbursed by us to our Dealer Manager for actual bona fide due diligence expenses incurred by our Dealer Manager or participating broker-dealers in an aggregate amount that is reasonable in relation to the gross proceeds raised in our offering and which are supported by detailed, itemized invoices. None of the reimbursements referred to above will exceed actual expenses incurred by our Adviser, its members or affiliates. Our Adviser will reimburse to us, without recourse or reimbursement by us, any organizational and offering expenses to the extent those expenses, when aggregated with sales load, exceed 15.0%.

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Expense Reimbursement Agreement

On March 27, 2014, we and our Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, our Adviser, in consultation with the Company, will pay up to 100% of both our organizational and offering expenses and our operating expenses, all as determined by us and our Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by us, as determined under generally accepted accounting principles for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of our company and expenses incurred in connection with our offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to us from our offering are at least $25 million, our Adviser will pay up to 100% of both our organizational and offering expenses and our operating expenses. After we received at least $25 million in net proceeds from our offering, our Adviser may, with our consent, continue to make expense support payments to us in such amounts as are acceptable to us and our Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

Under the Expense Reimbursement Agreement as amended, once we have received at least $25 million in net proceeds from our offering, we are required to reimburse our Adviser for any expense support payments we received from them occurring within three years of the date on which we incurred such expenses. However, with respect to any expense support payments attributable to our operating expenses, (i) we will only reimburse our Adviser for expense support payments made by our Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by us during such fiscal year) to exceed the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from our Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from our Adviser made during the same fiscal year); and (ii) we will not reimburse our Adviser for expense support payments made by our Adviser if the annualized rate of regular cash distributions declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by us at the time our Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means our total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

In addition, with respect to any expense support payment attributable to our organizational and offering expenses, we will only reimburse our Adviser for expense support payments made by our Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds including the sales load (or dealer manager fee) paid by us.

Under the Expense Reimbursement Agreement, any unreimbursed expense support payments may be reimbursed by us within a period not to exceed three years from the end of the quarter in which we incurred the expense.

We or our Adviser may terminate the expense reimbursement agreement at any time upon thirty days’ written notice, however our Adviser has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The expense reimbursement agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon our liquidation or dissolution.

The Expense Reimbursement Agreement is, by its terms, effective retroactively to our inception date of April 29, 2011. As a result, our Adviser has agreed to reimburse a total of $5,173,003 as of June 30, 2017.

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Below is a table that provides information regarding expense support payments incurred by our Adviser pursuant to the Expense Support Agreement as well as other information relating to our ability to reimburse our Adviser for such payments.

Quarter Ended	Amount of Expense Payment Obligation	Amount of Offering Cost Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
September 30, 2012	$21,826		432.69%	—	September 30, 2015
December 31, 2012	$26,111		531.09%	—	December 31, 2015
March 31, 2013	$30,819		N/A	—	March 31, 2016
June 30, 2013	$59,062		N/A	—	June 30, 2016
September 30, 2013	$65,161		N/A	—	September 30, 2016
December 31, 2013	$91,378		455.09%	—	December 31, 2016
March 31, 2014	$68,293		148.96%	—	March 31, 2017
June 30, 2014	$70,027	$898,518	23.17%	—	June 30, 2017
September 30, 2014	$92,143	$71,060	20.39%	—	September 30, 2017
December 31, 2014	$115,777	$90,860	11.15%	—	December 31, 2017
March 31, 2015	$134,301	$106,217	13.75%	2.01%	March 31, 2018
June 30, 2015	$166,549	$167,113	14.10%	3.20%	June 30, 2018
September 30, 2015	$147,747	$240,848	10.45%	3.20%	September 30, 2018
December 31, 2015	$136,401	$280,376	7.41%	3.60%	December 31, 2018
March 31, 2016	$157,996	$232,895	6.00%	3.52%	March 31, 2019
June 30, 2016	$206,933	$285,878	4.95%	3.52%	June 30, 2019
September 30, 2016	$201,573	$223,020	4.52%	3.13%	September 30, 2019
December 31, 2016	$104,561	$168,876	4.45%	3.11%	December 31, 2019
March 31, 2017	$80,847	$252,875	4.21%	3.19%	March 31, 2020
June 30, 2017	$0	$176,963	3.98%	3.18%	June 30, 2020

(1)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

Beginning the year ended December 31, 2016, the Adviser began to reimburse less than 100% of Operating Expenses, and for the quarter ended June 30, 2017, the Adviser did not reimburse any Operating Expenses. Of these Operating Expenses, $1,331,195 has exceeded the three-year period for repayment and will not be repayable by the Company.

The chart below, on a cumulative basis, discloses the components of the Reimbursement due from Sponsor reflected on the chart above:

	June 30,	December 31,
	2017	2016
Operating Expenses	$1,977,505	$1,896,657
Offering Costs	3,195,498	2,765,662
Due to related party offset	(4,542,118)	(4,213,469)
Reimbursements received from Adviser	(342,715)	(342,715)
Other amounts due to affiliates	448	448
Total Reimbursement due from Adviser	$288,618	$106,583

Operating Expenses are the amounts reimbursed by the Adviser for our operating costs and Offering Costs are the cumulative amount of organizational and offering expenses reimbursed to us by the Adviser and subject to future reimbursement per the terms of our expense reimbursement agreement.

Due to related party offset represents the cash the Adviser paid directly for our operating and offering expenses and Reimbursements received from sponsor are the amounts the Adviser paid in cash to us for reimbursement of our operating and offering costs.

Either we or our Adviser may terminate the Expense Support Agreement at any time, except that if our Adviser terminates the agreement, it may not terminate its obligations to provide expense support payments after the commencement of any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay our Adviser all expense support payments made by our Adviser within three years of the date of termination.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Investments

Our board of directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available will be valued at such market quotations. For most of our investments, market quotations will not be available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment will be valued by our Adviser, potentially with assistance from one or more independent valuation firms engaged by our board of directors;

2.	the independent valuation firm, if involved, will conduct independent appraisals and make an independent assessment of the value of each investment;

3.	the audit committee of our board of directors will review and discuss the preliminary valuation prepared by our Adviser and that of the independent valuation firm, if any; and

4.	the board of directors will discuss the valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our Adviser, the independent valuation firm, if any, and the audit committee.

Investments will be valued utilizing a cost approach, a market approach, an income approach, or a combination of approaches, as appropriate. The cost approach is most likely only to be used early in the life of an investment or if we determine that there has been no material change in the investment since purchase. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount, calculated using an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the Company’s ability to make payments, its earnings and discounted cash flows, the markets in which the Company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

We have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. It defines fair value as the price an entity would receive when an asset is sold or when a liability is transferred in an orderly transaction between market participants at the measurement date. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

In accordance with ASC Topic 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of distributions, even if we have not collected any cash.

Organization and Offering Expenses

We have incurred certain expenses in connection with the registration of shares of our common stock for sale as discussed in Note 1 of our financial statements– Description of Business and Summary of Significant Accounting Policies. These costs principally relate to professional fees, fees paid to the SEC and fees paid to the Financial Industry Regulatory Authority. These costs were included in deferred offering costs in the accompanying balance sheets. Simultaneous with the sale of common shares, the deferred offering costs will be reclassified to stockholders’ equity upon the issuance of shares.

Federal Income Taxes

We elected to be treated, beginning with our fiscal year ending December 31, 2012, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Item 3: Quantitative and Qualitative Disclosures About Market Risk.

We are subject to financial market risks, including changes in interest rates. As of June 30, 2017, 94.5% (based on fair value) of our investments paid variable interest rates, none paid fixed rates, and 5.5% were non-income producing equity. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain variable rate investments we hold and to declines in the value of any fixed rate investments we may hold in the future.

The following table shows the effect over a twelve-month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in our investment portfolio and borrowing arrangements in effect as of June 30, 2017:

LIBOR Basis Point Change	Percentage Change in Net Interest Income
Down 25 basis points	-3.28%
Current LIBOR	0.00%
Up 100 basis points	17.04%
Up 200 basis points	30.16%
Up 300 basis points	43.28%

Because we may borrow money to make investments, our net investment income may be dependent on the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of increasing interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

We may also face risk due to the lack of liquidity in the marketplace which could prevent us from raising sufficient funds to adequately invest in a broad pool of assets. We are subject to other financial market risks, including changes in interest rates. However, at this time, with no portfolio investments, this risk is immaterial.

In addition, we may have risk regarding portfolio valuation. See “Part I - Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Valuation of Portfolio Investments.”

Item 4: Controls and Procedures.

Disclosure Controls

In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q and determined that the disclosure controls and procedures are effective.

Change in Internal Control Over Financial Reporting

No change occurred in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) during the three months ended June 30, 2017 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Part II—Other Information

Item 1: Legal Proceedings.

 The Company is not currently subject to any legal proceedings, nor, to our knowledge, are any legal proceedings threatened against us or our subsidiaries.

Item 1A: Risk Factors.

There have been no material changes from the risk factors set forth in our annual report on Form 10-K for the fiscal year ended December 31, 2016.

Item 2: Unregistered Sales of Equity Securities and Use of Proceeds.

None.

Item 3: Defaults Upon Senior Securities.

None.

Item 4: Mine Safety Disclosures.

None.

Item 5: Other Information.

None.

Item 6: Exhibits.

EXHIBIT INDEX

Number	Description

31.1	Certification by Chief Executive Officer pursuant to Exchange Act Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification by Chief Financial Officer pursuant to Exchange Act Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 14, 2017	Triton Pacific Investment Corporation, Inc.

	By	/s/ Craig J. Faggen
Craig J. Faggen Chief Executive Officer (Principal Executive Officer)

Dated: August 14, 2017	By	/s/ Michael L. Carroll
Michael L. Carroll Chief Financial Officer (Principal Accounting and Financial Officer)